Federated Short-Term Income Fund
A Portfolio of Federated Income Securities Trust
CLASS A SHARES (TICKER FTIAX)
INSTITUTIONAL SHARES (TICKER FSTIX)
SERVICE SHARES (TICKER FSISX)
CLASS Y SHARES (TICKER FSTYX)
CLASS R6 SHARES (TICKER FSILX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2018
On August 17, 2018, the Board of Trustees of Federated Income Securities Trust, on behalf of Federated Short-Term Income Fund (the “Fund”), approved the following changes to the Fund, each of which is expected to become effective on or about the close of business on November 2, 2018:
■	The existing Institutional Shares will be re-designated as the new Service Shares;
■	The existing Service Shares will be converted into the newly re-designated Service Shares on a tax-free basis and without any fee, load or charge to the shareholders; and
■	The existing Class Y Shares will be re-designated as the new Institutional Shares.
These re-designations and conversion are intended to more closely align the Fund's share class structure with industry standards and other Federated funds. The Fund also offers Class A Shares and Class R6 Shares to which no changes are proposed at this time.

As noted, the changes are proposed to occur on or about the close of business on November 2, 2018. When business opens on November 5, 2018, the conversion will have occurred, and the newly re-designated share classes will be available to new accounts as well as new purchases by existing shareholders who meet the eligible investor requirements as outlined in the Fund's prospectus. There is no action required by shareholders to effect the conversion or re-designations and there will be no disruption to accounts as a result of the proposed transactions.
Please delete all references to Class Y Shares effective as of close of business on November 2, 2018.
Please refer to the prospectus and the below table for important information about your shares.

Class Name Prior to the Close of Business November 2, 2018	Class Name When Business Opens on November 5, 2018	Effective on or About November 5, 2018, Please Refer to the Following Class References to Determine the applicable Fees, Expenses and Other Class Specific Disclosure	Important Notes About Changes to the Share Classes
Class IS	Class SS	The Class formerly known as Class IS	No changes to the applicable Fees, Expenses and Other Class Specific Disclosure
Class SS	Class SS	The Class formerly known as Class IS
Class Y	Class IS	The Class formerly known as Class Y	Class Y Shares currently have minimum investment amounts of $100,000. The required minimum investment amount for new Institutional Shares is generally $1,000,000. Current Class Y shareholders who do not meet the Institutional Shares' investment minimums will be grandfathered into and be eligible to remain in the new Institutional Shares without needing to meet the higher investment minimums following the re-designation.
Class Y Shares are currently offered to both institutional investors and natural persons. The new Institutional Shares will not permit direct investment by natural persons. Natural persons who are current Class Y shareholders will be grandfathered into and be eligible to remain in the new Institutional Shares following the re-designation.
August 27, 2018

Federated Short-Term Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454432 (8/18)
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